                                                                    Exhibit 10.4

                                            Recording Office: Stark County, Ohio

[Canton Cast Roll with Melt Shop]

                               OPEN-END MORTGAGE,
          SECURITY AGREEMENT, ASSIGNMENT OF RENTS, INCOME AND PROCEEDS


                           Dated as of August 16, 2002

                                      from

                        REPUBLIC ENGINEERED PRODUCTS LLC

                                       to

               FLEET CAPITAL CORPORATION, as Administrative Agent

                  Notice: This instrument secures, inter alia, obligations which may provide for:

                           (a) a variable rate of interest;

                           (b) future and/or revolving credit advances or
                  readvances, which when made, shall have the same priority as advances or readvances made on the date hereof whether or not
                  (i) any advances or readvances were made on the date hereof and (ii) any indebtedness is outstanding at the time any advance or readvance is made; and/or

                           (c) after-acquired property provisions and secures
                  future advances pursuant to a line of credit for business or commercial purposes.

                           Notwithstanding anything to the contrary contained
                  herein, the maximum principal indebtedness secured under any contingency by this instrument shall in no event exceed $336,000,000.00.

                                            Recording Office: Stark County, Ohio

[Canton Cast Roll with Melt Shop]

                               OPEN-END MORTGAGE,
          SECURITY AGREEMENT, ASSIGNMENT OF RENTS, INCOME AND PROCEEDS

                       THE MAXIMUM AMOUNT OF INDEBTEDNESS,
                             EXCLUSIVE OF INTEREST,
                   SECURED BY THIS MORTGAGE IS $336,000,000.00

         REPUBLIC ENGINEERED PRODUCTS LLC, a Delaware limited liability company having its principal place of business at 3770 Embassy Parkway, Akron, OH 44333 (the "Mortgagor"), for consideration paid, grants, with Mortgage Covenants (as defined in 5302.13, Ohio Revised Code), to FLEET CAPITAL CORPORATION, a Rhode Island corporation having a principal place of business at One Federal Street, Boston, MA 02110, as Administrative Agent for itself and the other Lenders who are or may become parties to the Credit Agreement, as defined in the Mortgage Rider attached hereto as Exhibit C (in such capacity, hereinafter called the "Mortgagee"), and grants Mortgagee a security interest in, the Property (as such term is defined and described in the Mortgage Rider attached hereto as Exhibit
C).

         WHEREAS, pursuant to the Credit Agreement (as defined in the Mortgage Rider), the Lenders have agreed to provide financing to Republic Engineered Products LLC (the "Borrower"), of up to $336,000,000 to refinance existing indebtedness under the DIP Facility (as defined in the Credit Agreement), for capital expenditures, working capital and for general corporate purposes;

         WHEREAS, it is a condition precedent to the Lenders' making any loans or otherwise extending credit to the Borrower under the Credit Agreement that the Mortgagor execute and deliver to the Administrative Agent, for the benefit of the Lenders and the Administrative Agent, this Mortgage in substantially the form hereof; and

         WHEREAS, the Mortgagor wishes to grant this Mortgage to the Administrative Agent, for the benefit of the Administrative Agent and the Lenders;

         NOW THERFORE, in consideration of the promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         This Mortgage is given upon the Statutory Condition (as defined in 5302.14, Ohio Revised Code), to secure the payment and full performance of the Obligations (as defined in the Mortgage Rider) and also to secure the performance of all covenants and agreements herein contained. The Obligations under the Credit Agreement are due and payable in full on June 30, 2007. The covenants, agreements, conditions, representations and warranties contained in the Mortgage Rider which is annexed hereto as Exhibit C are incorporated herein by reference as if fully set out herein; and all references to covenants, agreements, conditions, representations and warranties contained in this Mortgage shall be deemed to include the covenants, agreements, conditions, representations and warranties contained in said Mortgage Rider.

         Without limiting the remedies available to the Mortgagee under this Mortgage, upon the occurrence of an Event of Default (as defined in the Mortgage Rider), or upon abandonment of the Property by the Mortgagor, the Mortgagee, with or without judicially appointed receiver (which receiver shall be appointed, as matter of right, regardless of the adequacy of the security for the Obligations then secured by this Mortgage and may be appointed upon five (5) days prior notice to Mortgagor), shall be entitled to enter upon, take possession of, and manage the Property and to collect the rents for the Property, including those past due, and any rents collected by the Mortgagee or by the receiver shall be applied first to payment of costs of the management of the Property and the collection of rents, including, but not limited to, receiver's bonds and reasonable attorneys' fees, and then to the payment of the Obligations secured by this Mortgage. Mortgagee's agents, employees or attorneys may be appointed as receiver. This Mortgage secures payments for taxes, insurance and other payments for the protection of the Property.

         "Statutory Condition" is defined in Section 5302.14 of the Ohio Revised Code and provides generally that if the Mortgagor pays the principal and interest secured by this Mortgage, performs the other obligations secured hereby and the conditions of any prior mortgage, pays all taxes and assessments, maintains insurance against fire and other hazards, and does not commit or suffer waste, and if no further advances may be obtained under the Credit Agreement or any of the other Obligations, and if no amounts remain available for drawing under any letter of credit or similar Obligation, then this Mortgage shall be void.

                                                                  Signature Page
                                                                     to Mortgage

         Signed as of the 16/th/ day of August, 2002.

                                                   REPUBLIC ENGINEERED
                                                   PRODUCTS LLC

                                                   Signature: /s/ Michael Psaros
                                                             -------------------

                                                   Print Name:    Michael Psaros
                                                              ------------------

                                                   Title:  President
                                                         -----------------------

Signed and acknowledged in the presence of:



Witness Signature:  /s/ Robert J. Gonzalez
                  ------------------------------

Print Name:  Robert J. Gonzalez
           -------------------------------------



Witness Signature:  /s/ Darius Goldman
                  ------------------------------

Print Name:      Darius Goldman
           -------------------------------------

STATE OF NEW YORK
COUNTY OF NEW YORK                  , ss.

         On this 16th day of August, 2002, before me appeared Michael Psaros, to me personally known, or established on the basis of satisfactory evidence to be the person who signed the within instrument, who, being by me duly sworn, did say that he is the President of Republic Engineered Products LLC a Delaware limited liability company, and in his capacity as such officer acknowledged that said instrument was signed in behalf of said limited liability company, and was the free act and deed of said limited liability company.

                                             /s/ Robert J. Gonzalez
                                             -----------------------------------
                                             Notary Public:
                                                            --------------------
                                             My Commission expires:
                                                                    -----------

This instrument was prepared by
and, after recording, should be
returned to:

JACQUELYN S. ANDERSON, Esq.
Bingham McCutchen LLP
150 Federal Street
Boston, Massachusetts 02110
(617) 951-8000

                                            Recording Office: Stark County, Ohio

                                    EXHIBIT A
                             DESCRIPTION OF PREMISES

                                  See Attached.

                                   EXHIBIT "A"

PARCEL #1 - 24.495 ACRES (CAST ROLL)

KNOWN AS AND BEING ALL OF REPUBLIC TECHNOLOGIES INTERNATIONAL'S 23.876 ACRE TRACT RECORDED IN O.R. 1537, PAGE 12 AND PART OF REPUBLIC TECHNOLOGIES INTERNATIONAL'S 416.1109 ACRE TRACT RECORDED IN O.R. 880, PAGE 661 BEING A PART OF OUTLOT 996 IN THE CITY OF CANTON AS RECORDED IN PB 68; PAGES 67& 68 AND PART OF THE SOUTHEAST QUARTER OF SECTION 2 AND A PART OF THE SOUTHWEST QUARTER OF
SECTION 1, TOWNSHIP 10 (CANTON) RANGE 8, STARK COUNTY, OHIO. BOUNDED AND DESCRIBED AS FOLLOWS:

BEGINNING FOR REFERENCE AT A P.K. NAIL FOUND MARKING THE SOUTHEAST CORNER OF THE SOUTHEAST QUARTER OF SECTION 2 AND ALSO THE CENTERLINE OF GEORGETOWN ROAD N.E. A 60 FOOT RIGHT-OF-WAY (C-112) AND BEING THE TRUE PLACE OF BEGINNING OF THE TRACT HEREIN DESCRIBED; THENCE

N 89(degrees)52'08" W 890.60 FEET ALONG THE CENTERLINE OF GEORGETOWN ROAD N.E. AND THE SOUTH LINE OF SECTION 2 TO A RAILROAD SPIKE FOUND AND BEING A COMMON CORNER FOR REPUBLIC ENGINEERED STEELS, INC. 416.1109 ACRE TRACT (O.R. 880, PAGE
661); THENCE

N 34(degrees)59'51" E 212.30 FEET ALONG THE EAST LINE OF SAID REPUBLIC ENGINEERED STEELS, INC. 416.1109 ACRE TRACT TO A #5 REBAR FOUND AND PASSING OVER A #5 REBAR BEARING A CAP IMPRINTED NICHOLS #7349 SET 36.56 FEET FROM SAID CENTERLINE AND SECTION LINE MARKING THE NORTH R/W & CORP. & OUTLOT LINE; THENCE

S 80(degrees)57'42" W 54.18 FEET TO A #5 REBAR FOUND; THENCE

N 34(degrees)59'51" E 72.81 FEET TO A #5 REBAR FOUND; THENCE

N 00(degree)08'51" E 35.00 FEET TO A #5 REBAR FOUND; THENCE

N 34(degrees)59'51" E 362.38 FEET TO A #5 REBAR FOUND; THENCE

N 80(degrees)59'11" E 1440.88 FEET TO A 5/8" IRON BAR FOUND; THENCE

166.18 FEET ON A CURVE TO THE LEFT AND HAVING A RADIUS OF 219.90 FEET, A DELTA OF 43(degrees)18'00", WITH A CHORD BEARING AND DISTANCE OF N 29(degrees)12'01" E
162.26 FEET AND A TANGENT OF 87.29 FEET TO A 5/8" IRON BAR FOUND; THENCE N 07(degrees)33'11" E 50.00 FEET TO A 5/8" IRON BAR FOUND; THENCE

101.05 FEET ON A CURVE TO THE RIGHT HAVING A RADIUS OF 532.66 FEET, A DELTA OF 10(degrees)52'10", WITH A CHORD BEARING AND DISTANCE OF N 12(degrees)59'11" E
100.90 FEET AND A TANGENT OF 50.68 FEET TO A 5/8" IRON BAR FOUND; THENCE

N 18(degrees)25'11" E 270.10 FEET TO A 5/8" IRON BAR FOUND ON THE WEST PROPERTY LINE OF THE WHEELING & LAKE ERIE RAILWAY CO. (O.R. 998, PAGE 464) AND THE WEST LINE OF OUTLOT 995; THENCE

S 07(degrees)49'02" W 1201.99 FEET ALONG THE SAID RAILROAD WEST PROPERTY AND OUTLOT LINE TO A RAILROAD SPIKE FOUND ON THE CENTERLINE OF SAID GEORGETOWN ROAD N.E. AND PASSING OVER A #5 REBAR WITH A CAP IMPRINTED NICHOLS #7349 FOUND 31.34 FEET FROM SAID CENTERLINE ON THE NORTH R/W & SOUTH CORP. AND OUTLOT LINE; THENCE

80(degrees)59'26" W 891.69 FEET ALONG SAID ROAD CENTERLINE TO THE TRUE PLACE OF BEGINNING.

THE ABOVE DESCRIBED TRACT CONTAINS 24.495 ACRES OF LAND OF WHICH 0.608 ACRES ARE FROM REPUBLIC TECHNOLOGIES INTERNATIONAL'S 416.1109 ACRE TRACT RECORDED IN O.R. 880, PAGE 661 AND 23.887 ACRES ARE FROM REPUBLIC TECHNOLOGIES INTERNATIONAL'S
23.876 ACRE TRACT RECORDED IN O.R. 1537, PAGE 12 NOW COMPRISED OF 23.273 ACRES PART OF CANTON CITY OUTLOT 996, 1.222 ACRES ARE IN THE R/W OF GEORGETOWN ROAD OF WHICH 0.606 ACRES ARE IN THE SOUTHEAST QUARTER OF SECTION 2, AND 0.616 ACRES IN THE SOUTHWEST QUARTER OF SECTION 1 BOTH OF CANTON TOWNSHIP, AS SURVEYED BY NICHOLS FIELD SERVICES, INC. UNDER THE SUPERVISION OF JERRY L. NICHOLS, REGISTERED PROFESSIONAL SURVEYOR #7349 IN JULY OF 2002, AND IS SUBJECT TO ALL LEGAL HIGHWAYS AND EASEMENTS OF RECORD. THE BASIS OF BEARING FOR THIS DOCUMENT IS THE SOUTH LINE SECTION 2, BEARING S 89(degrees)52'08" E FROM A NICHOLS FIELD SERVICES SURVEY FOR LTV STEEL CORPORATION CANTON HOT ROLLED PLANT DATED JUNE 1989 RECORDED IN O.R. 880, PAGE 661.

PARCEL #2 - 4.996 ACRES (CAST ROLL)

KNOWN AS AND BEING ALL OF REPUBLIC TECHNOLOGIES INTERNATIONAL'S 4.996 ACRE TRACT RECORDED IN O.R. 1537, PAGE 12 AND BEING ALL OF OUT LOT 997 IN THE CITY OF CANTON AS RECORDED IN PB 68; PAGES 67 AND 68 AND PART OF THE SOUTHWEST QUARTER OF SECTION 1, TOWNSHIP 10 (CANTON) RANGE 8, STARK COUNTY, OHIO. BOUNDED AND DESCRIBED AS FOLLOWS:

BEGINNING FOR REFERENCE AT A P.K. NAIL FOUND MARKING THE SOUTHWEST CORNER OF THE SOUTHWEST QUARTER OF SECTION 1 ALSO BEING THE CENTERLINE OF GEORGETOWN ROAD N.E. A 60' R/W (C-112); THENCE N 80(degrees)59'26" E 975.26 FEET ALONG THE CENTERLINE OF GEORGETOWN ROAD TO A RAILROAD SPIKE FOUND MARKING THE INTERSECTION OF SAID ROAD CENTERLINE WITH THE EAST PROPERTY LINE OF THE WHEELING & LAKE ERIE RAILWAY CO. TRACT RECORDED IN O.R. 998, PAGE 464 AND BEING THE TRUE PLACE OF BEGINNING OF THE TRACT HEREIN DESCRIBED; THENCE

N 07(degrees)49'02" E 843.51 FEET ALONG SAID EAST RAILROAD PROPERTY LINE AND WEST LINE OF OUTLOT 997 TO A #5 REBAR FOUND IMPRINTED NICHOLS #7349 MARKING THE NORTHERN MOST CORNER OF OUTLOT 997 AND PASSING OVER A BRASS DISK FOUND 31.34 FEET FROM SAID GEORGETOWN ROAD CENTERLINE; THENCE S 30(degrees)01'37" E 795.91 FEET ALONG THE WEST LINE L & N CODISPOIT'S 6.34 ACRE TRACT (O.I.R. 98087269) AND ALONG THE EAST LINE OF OUTLOT 997 AND CORP. LINE AND EXTENDING SOUTH TO A RAILROAD SPIKE FOUND ON THE CENTERLINE OF SAID GEORGETOWN ROAD AND PASSING OVER A BRASS DISK FOUND 30.00 FEET FROM SAID CENTERLINE BEING ON THE CURRENT CORP. & OUTLOT LINE; THENCE

S 59(degrees)54'11" W 179.10 FEET ALONG SAID GEORGETOWN ROAD CENTERLINE TO A A 5/8" IRON BAR FOUND AT AN ANGLE POINT IN SAID ROAD BEING THE P.I. OF A CURVE TO THE RIGHT; THENCE

S 80(degrees)59'26" W 362.53 FEET ALONG SAID GEORGETOWN ROAD CENTERLINE TO THE TRUE PLACE OF BEGINNING.

THE ABOVE DESCRIBED TRACT CONTAINS 4.996 ACRES OF WHICH 4.600 ACRES ARE FROM OUTLOT 997 AND 0.396 ACRES ARE IN THE SOUTHWEST QUARTER OF SECTION 1, CANTON TOWNSHIP (T-10) AND ARE IN THE R/W OF GEORGETOWN ROAD AS SURVEYED BY NICHOLS FIELD SERVICES, INC. UNDER THE SUPERVISION OF JERRY L. NICHOLS, REGISTERED PROFESSIONAL SURVEYOR #7349 IN JULY OF 2002, AND IS SUBJECT TO ALL LEGAL HIGHWAYS AND EASEMENTS OF RECORD. THE BASIS OF BEARING FOR THIS DOCUMENT IS THE SOUTH LINE OF SECTION 2, BEARING'S 89(degree)52'08" E FROM NICHOLS FIELD SERVICES, INC. SURVEY FOR LTV STEEL CORPORATION CANTON HOT ROLLED PLANT DATED JUNE 1989 RECORDED IN O.R. 880 PAGE 661.

PARCEL #3 - 6.348 ACRES (CAST ROLL)

KNOWN AS AND BEING ALL OF REPUBLIC TECHNOLOGIES INTERNATIONAL'S 6.362 ACRE TRACT RECORDED IN O.R. 1537, PAGE 12 AND BEING LOCATED IN THE SOUTHWEST QUARTER OF
SECTION 1, AND THE NORTHWEST QUARTER OF SECTION 12, TOWNSHIP 10 (CANTON) RANGE 8, STARK COUNTY, OHIO. BOUNDED AND DESCRIBED AS FOLLOWS:

BEGINNING FOR REFERENCE AT A P.K. NAIL FOUND MARKING THE SOUTHWEST CORNER OF THE SOUTHWEST QUARTER OF SECTION 1, THENCE N 80(degrees)59'26" E 537.87 FEET ALONG THE CENTERLINE OF GEORGETOWN ROAD N.E. A 60' R/W (C-112) TO THE RAILROAD SPIKE FOUND ON SAID ROAD CENTERLINE AT THE NORTHEAST CORNER OF T. & C. CREDIT UNION, INC. TRACT RECORDED IN D. V. 3707, PAGE 569 AND BEING THE TRUE PLACE OF BEGINNING OF THE TRACT HEREIN DESCRIBED; THENCE CONTINUING

N 80(degrees)59'26" E 301.07 FEET ALONG SAID ROAD CENTERLINE TO A RAILROAD SPIKE FOUND ON THE WEST PROPERTY LINE OF THE WHEELING & LAKE ERIE RAILWAY CO. TRACT RECORDED IN O.R. 998, PAGE 464; THENCE

S 19(degrees)43'02" E 109.23 FEET ALONG THE SAID RAILROAD WEST PROPERTY LINE TO A 2" IRON BAR IN CONCRETE FOUND AND PASSING OVER A #5 REBAR IMPRINTED NICHOLS #7349 SET 30.53 FEET FROM SAID GEORGETOWN ROAD CENTERLINE; THENCE

S 07(degrees)49'02" W 238.51 FEET ALONG SAID RAILROAD WEST PROPERTY LINE TO A 1" SQUARE IRON BAR IN CONCRETE FOUND AT A POINT OF CURVE ON THE RAILROAD WEST PROPERTY LINE; THENCE

363.94 FEET ALONG SAID RAILROAD WEST PROPERTY LINE ON A CURVE TO THE LEFT HAVING A RADIUS OF 1943.08 FEET; DELTA OF 10(degrees)43'54", A CHORD BEARING AND DISTANCE OF S 02(degrees)27'05" W 363.41 FEET TO A #5 REBAR SET ON THE NORTH PROPERTY LINE OF THE OHIO POWER CO. TRACT RECORDED IN D.V. 3145, PAGE 356 AND PASSING OVER A 2" IRON BAR IN CONCRETE FOUND 83.86 FEET FROM SAID #5 REBAR; THENCE

S 87(degrees)53'15" W 458.47 FEET ALONG THE SAID NORTH LINE OF THE OHIO POWER CO. TRACT TO A 1" IRON BAR IN CONCRETE FOUND AT THE SOUTHEAST CORNER OF SAID T. & C. CREDIT UNION, INC. RECORDED IN D. V. 3707, PAGE 569; THENCE N 00(degree)29'48" E 412,39 FEET ALONG THE EAST LINE OF SAID T. & C. CREDIT UNION, INC. TRACT TO A 1" IRON BAR IN CONCRETE FOUND; THENCE

S 89(degrees)15'37" E 166.22 FEET ALONG SAID T. & C. CREDIT UNION INC. TRACT TO A 1" IRON BAR IN CONCRETE FOUND; THENCE

N 00(degree)28'19" E 261.73 FEET TO THE TRUE PLACE OF BEGINNING AND PASSING OVER A 1" IRON BAR IN CONCRETE FOUND 30.42 FEET FROM SAID GEORGETOWN ROAD CENTERLINE.

THE ABOVE DESCRIBED TRACT CONTAINS 6.348 ACRES OF LAND OF WHICH 5.533 ACRES ARE IN THE NORTHWEST QUARTER OF SECTION 12 AND 0.815 ACRES ARE IN THE SOUTHWEST QUARTER OF SECTION 1, AND 0.211 ACRES ARE IN THE R/W OF GEORGETOWN ROAD AS SURVEYED BY NICHOLS FIELD SERVICES, INC. UNDER THE SUPERVISION OF JERRY L. NICHOLS, REGISTERED PROFESSIONAL SURVEYOR #7349 IN JULY OF 2002, AND IS SUBJECT TO ALL LEGAL HIGHWAYS AND EASEMENTS OF RECORD. THE BASIS OF BEARINGS FOR THIS DOCUMENT IS THE SOUTH LINE OF SECTION 2, BEARING S 89(degrees)52'08" E FROM NICHOLS FIELD SERVICES SURVEY FOR LTV STEEL CORPORATION CANTON HOT ROLLED PLANT DATED JUNE 1989 RECORDED IN O.R. 880 PAGE 661.

PARCEL #4 - 15.333 ACRES (CAST ROLL)

KNOWN AS AND BEING ALL OF REPUBLIC TECHNOLOGIES INTERNATIONAL'S 15.333 ACRE TRACT RECORDED IN O.R. 1537, PAGE 12 LOCATED IN THE

SOUTHWEST QUARTER OF SECTION 1, THE NORTHWEST QUARTER OF SECTION 12 AND THE NORTHEAST QUARTER OF SECTION 11, ALL OF TOWNSHIP 10 (CANTON), RANGE 8, STARK COUNTY, OHIO. BOUNDED AND DESCRIBED AS FOLLOWS:

BEGINNING FOR REFERENCE AT A P.K. NAIL FOUND MARKING THE SOUTHWEST CORNER OF
SECTION 1, THE NORTHWEST CORNER OF SECTION 12 AND THE NORTHEAST CORNER OF
SECTION 11, ALL OF CANTON TOWNSHIP, BEING ON THE CENTERLINE OF GEORGETOWN ROAD N.E. A 60' R/W (C-112), BEING THE TRUE PLACE OF BEGINNING OF THE TRACT HEREIN DESCRIBED; THENCE

N 80(degrees)59'26" E 14.18 FEET ALONG SAID GEORGETOWN ROAD CENTERLINE TO A RAILROAD SPIKE SET MARKING THE NORTHWEST CORNER OF THE T. & C. CREDIT UNION, INC. TRACT RECORDED IN D. V. 3707, PAGE 569 AT STARK COUNTY RECORDER'S OFFICE; THENCE

S 00(degree)02'40" W 387.26 FEET PARALLEL TO THE EAST LINE OF SECTION 11 AND ALONG THE WEST LINE OF SAID T. & C. CREDIT UNION, INC. TRACT TO A #5 REBAR BEARING A CAP IMPRINTED NICHOLS #7349 SET (AS DO ALL #5 REBARS SET) AND PASSING OVER A #5 REBAR SET 30.38 FEET FROM SAID GEORGETOWN ROAD CENTERLINE; THENCE

S 84(degrees)04'18" W 14.08 FEET TO A 5/8" IRON BAR FOUND ON THE EAST LINE OF
SECTION 11; THENCE

S 00(degree)02'40" W 100.04 FEET ALONG THE EAST LINE OF SECTION 11 AND THE WEST LINE OF SAID T. & C. CREDIT UNION, INC. TRACT TO A #5 REBAR SET; THENCE N 84(degree)04'18" E 14.08 FEET TO A 5/8" IRON BAR FOUND; THENCE

S 00(degree)02'40" W 138.55 FEET PARALLEL TO THE EAST LINE OF SECTION 11 AND ALONG THE WEST LINE OF SAID T. & C. CREDIT UNION, INC. TRACT TO A 5/8" IRON BAR FOUND ON THE NORTH LINE OF OHIO POWER CO. TRACT RECORDED IN D.V. 3068, PAGE 347; THENCE

S 84(degrees)04'18" W 14.08 FEET ALONG THE NORTH LINE OF SAID OHIO POWER CO. TRACT TO A #5 REBAR SET ON THE EAST LINE OF SECTION 11; THENCE

N 88(degrees)48'11" W 1074.79 FEET ALONG THE NORTH LINE OF OHIO POWER CO. TRACT RECORDED IN D.V. 3145, PAGE 354 TO A #5 REBAR SET ON THE EAST LINE OF THE MARIETTA ADDITION (P.B. 11, PAGE 50); THENCE

N 00(degree)10'37' E 605.09 FEET ALONG THE EAST LINE OF SAID MARIETTA ADDITION AND THE EAST LINE OF THE E. NAU TRACT RECORDED IN O.R. 1456, PAGE 884 TO A RAILROAD SPIKE SET ON THE CENTERLINE OF SAID GEORGETOWN ROAD N.E. AND NORTH LINE OF SECTION 11; THENCE

S 89(degrees)52'08" E 1073.17 FEET ALONG THE CENTERLINE OF SAID GEORGETOWN ROAD AND THE NORTH LINE OF SECTION 11, TO THE TRUE PLACE OF BEGINNING.

THE ABOVE DESCRIBED TRACT CONTAINS 15.333 ACRES OF LAND OF WHICH 0.168 ACRES ARE IN SECTION 12, 15.164 ACRES IN SECTION 11 AND 16 SQUARE FEET IN SECTION 1 AND
0.749 ACRES ARE IN THE R/W OF GEORGETOWN ROAD AS SURVEYED BY NICHOLS FIELD SERVICES, INC. UNDER THE SUPERVISION OF JERRY L. NICHOLS, REGISTERED PROFESSIONAL SURVEYOR #7349 IN JULY OF 2002, AND IS SUBJECT TO ALL LEGAL HIGHWAYS AND EASEMENTS OF RECORD. THE BASIS OF BEARINGS FOR THIS DOCUMENT IS THE SOUTH LINE OF SECTION 2, BEARING S 89(degrees)52'08" E FROM NICHOLS FIELD SERVICES SURVEY FOR LTV STEEL CORPORATION CANTON HOT ROLLED PLANT DATED JUNE 1989 AND RECORDED IN O.R. 880, PAGE 661.

PARCEL 5 - (MELT SHOP)

KNOWN AS AND BEING A PART OF REPUBLIC TECHNOLOGIES INTERNATIONAL'S 416 .1109 ACRE TRACT RECORDED IN O.R. 880, PAGE 661 BEING LOCATED IN OUTLOT 996 IN THE CITY OF CANTON AND THE SOUTHEAST QUARTER OF SECTION 2, CANTON TOWNSHIP (T-10), RANGE 8, STARK COUNTY, OHIO. BOUNDED AND DESCRIBED AS FOLLOWS:

BEGINNING FOR REFERENCE AT A PK NAIL FOUND MARKING THE SOUTHEAST CORNER OF SAID SOUTHEAST QUARTER AND ON THE CENTERLINE OF GEORGETOWN ROAD NE (C-112) 60 FOOT R/W; THENCE N 89 DEG. 52' 08" W 890.60 FEET ALONG SAID CENTERLINE AND THE SOUTH LINE OF SAID SOUTHEAST QUARTER TO A PK NAIL FOUND AT THE SOUTHWEST CORNER OF REPUBLIC TECHNOLOGIES INTERNATIONAL'S 24.484 ACRES TRACT RECORDED IN O.I.R. 99065005 AND BEING THE TRUE PLACE OF BEGINNING FOR THE TRACT HEREIN DESCRIBED; THENCE CONTINUING

N 89 DEG. 52' 08" W 280.38 FEET ALONG SAID CENTERLINE AND SOUTH QUARTER SECTIONAL LINE TO A POINT; THENCE

N 00 DEG. 36' 07" E 40.00 FEET TO A POINT BEING THE NORTHEAST CORNER OF THE STARK COUNTY COMMISSIONER'S 0.70 ACRE TRACT RECORDED IN D.V. 1396, PAGE 348; THENCE

N 89 DEG. 52' 08" W 431.52 FEET ALONG THE NORTH LINE OF SAID 0.70 ACRE TRACT AND PARALLEL WITH SAID CENTERLINE OF A #5 REBAR 30" LONG BEARING A CAP IMPRINTED NGN #5586 SET; THENCE

N 00 DEG. 23' 36" W 1068.10 FEET TO A RAILROAD SPIKE SET ON THE CENTERLINE OF AN EXISTING ENTRANCE ROAD INTO THE MELT SHOP OFFICES; THENCE

N 83 DEG. 17' 19" E 322.35 FEET ALONG THE CENTERLINE OF SAID ENTRANCE ROAD TO A RAILROAD SPIKE SET; THENCE

N 01 DEG. 57' 02"`E 92.97 FEET ALONG THE CENTERLINE OF AND EXISTING NORTH-SOUTH ROAD ON THE WEST SIDE OF THE MELT SHOP TO A RAILROAD SPIKE SET; THENCE

S 89 DEG. 54' 48" E 158.15 FEET BEING PARALLEL AND 5 FEET NORTH OF THE MELT SHOP OFFICE BUILDING'S NORTH WALL TO A POINT ON THE WEST WALL OF #3 MELT SHOP; THENCE

S 00 DEG. 04' 40" W 165.17 FEET PARALLEL WITH SAID WET WALL OF #3 MELT SHOP TO THE SOUTHWEST CORNER OF #3 MELT SHOP AND THE NORTHWEST CORNER OF #4 MELT SHOP; THENCE

S 89 DEG. 51' 10" E 174.07 FEET ALONG THE SOUTH END OF #3 MELT SHOP AND THE NORTH END OF #4 MELT SHOP TO THE SOUTHEAST CORNER OF #3 MELT SHOP AND ON THE WEST COLUMN ROW OF #4 MELT SHOP'S TEAMING AISLE; THENCE

N 00 DEG. 04' 41' E 213.74 FEET ALONG SAID WEST COLUMN ROW AND THE EAST SIDE OF #3 MELT SHOP TO A POINT; THENCE

S 89 DEG. 55' 19" E 159.18 FEET PARALLEL AND OFFSET 50 FEET NORTH OF THE NORTH WALL OF SAID #4 MELT SHOP TEAMING AISLE TO A RAILROAD SPIKE SET IN AN EXISTING NORTH-SOUTH ROAD ON THE EAST SIDE OF MELT SHOP; THENCE

S 25 DEG. 02' 02" E 136.64 FEET PARALLEL AND OFFSET 8.00 FEET EAST OF AN EXISTING RAILROAD TRACK'S EAST RAIL TO A POINT IN SAID EXISTING NORTH-SOUTH ROAD TO A RAILROAD SPIKE SET; THENCE

S 89 DEG. 52' 08" E 421.00 FEET PARALLEL WITH SAID CENTERLINE AND SOUTH QUARTER SECTION LINE TO A POINT; THENCE

S 00 DEG. 02' 40" W 516.32 FEET PARALLEL WITH THE EAST LINE OF SAID SOUTHEAST QUARTER TO A POINT; THENCE

N 80 DEG. 59' 11" E 223.36 FEET PARALLEL WITH THE NORTH LINE OF SAID REPUBLIC TECHNOLOGIES INTERNATIONAL'S SAID 24.484 ACRE TRACT TO A POINT; THENCE

S 09 DEG. 00' 49" E 49.15 FEET PERPENDICULAR WITH SAID 24.484 ACRE TRACT'S NORTH LINE TO A POINT SET ON SAID NORTH LINE; THENCE FOLLOWING THE NORTH AND WEST LINES OF SAID 24.495 ACRE TRACT, THE NEXT SIX (6) COURSES:

S 80 DEG. 59' 11" W 488.51 FEET TO A #5 REBAR WITH A CAP IMPRINTED NICHOLS #7349 FOUND; THENCE

S 34 DEG. 59' 51" W 362.38 FEET TO A NICHOLS #7349 BAR FOUND; THENCE

S 00 DEG. 08' 51" W 35.00 FEET TO A NICHOLS #7349 BAR FOUND; THENCE

S 34 DEG. 59' 51" W 72.81 FEET TO A NICHOLS #7349 BAR FOUND; THENCE

N 80 DEG. 57' 42" E 54.18 FEET TO A NICHOLS #7349 BAR FOUND; THENCE

S 34 DEG. 59' 51" W 212.30 FEET TO THE TRUE PLACE OF BEGINNING AND PASSING OVER A NICHOLS #7349 BAR FOUND 36.56 FEET FROM SAID CENTERLINE.

THE ABOVE DESCRIBED TRACT CONTAINS 28.889 ACRES OF WHICH 28.734 ACRES ARE IN OUTLOT 996, 0.155 ACRES ARE IN THE R/W OF GEORGETOWN ROAD NE (C-112) 60 FOOT R/W AND ALSO BEING THE SOUTHEAST QUARTER OF SECTION 2 AS SURVEYED BY NICHOLS FIELD SERVICES, INC. UNDER SUPERVISION OF JERRY L. NICHOLS, REGISTERED PROFESSIONAL SURVEYOR #7349 IN JULY OF 2002 AND IS SUBJECT TO ALL LEGAL HIGHWAYS AND EASEMENTS OF RECORD. THE BASIS OF BEARING FOR THIS DOCUMENT IS THE SOUTH LINE OF
SECTION 2, BEARING S 89 DEG. 52' 08" E FROM A NICHOLS FIELD SERVICES, INC. SURVEY FOR LTV STEEL CORPORATION, CANTON HOT ROLLED PLANT, DATED JUNE OF 1989.

                                            Recording Office: Stark County, Ohio

                                               [Canton Cast Roll with Melt Shop]

                                    EXHIBIT B
                             PERMITTED ENCUMBRANCES

         Those exceptions appearing in Schedule B of that certain title insurance policy numbered 22430875 issued by Chicago Title Insurance Company to Mortgagee with respect to the Premises described in Exhibit A.

                                            Recording Office: Stark County, Ohio

                                    EXHIBIT C
                                 MORTGAGE RIDER

         Mortgage Rider attached to and made a part of that certain Open-End Mortgage, Security Agreement, Assignment of Rents, Income and Proceeds, dated as of August 16, 2002 (the "Mortgage") from Republic Engineered Products LLC a Delaware limited liability company having its principal place of business at 3770 Embassy Parkway, Akron, OH 44333 (the "Mortgagor"), to Fleet Capital Corporation, a Rhode Island corporation, having its principal office at One Federal Street, Boston, Massachusetts 02110, as Administrative Agent for itself and the other Lenders who are or may become parties to the Credit Agreement (in such capacity, the "Mortgagee").

         With intent to be legally bound, Mortgagor and Mortgagee agree that the following terms and conditions are herein made a part of the Mortgage as an integral part thereof. The provisions of this Mortgage Rider are supplementary to the provisions of the Mortgage to which this Mortgage Rider is attached and to the extent any provision of this Mortgage Rider deals with the same subject matter as similar provisions of the Mortgage, the provisions hereof are to be construed to expand such similar provisions and not to limit the general application of any general provision contained in the Mortgage. To the extent any provision of this Mortgage Rider conflicts with the Mortgage, the language in the Mortgage shall control. In case any one or more provisions of this Mortgage Rider may be found to be invalid or unenforceable for any reason or in any respect, such invalidity or unenforceability shall not limit or impair enforcement of any other provisions of this Mortgage Rider. Unless otherwise defined herein, capitalized terms used in the Mortgage and this Mortgage Rider shall have meanings ascribed to them in the Credit Agreement.

                       1. REPRESENTATIONS AND WARRANTIES.

         The Mortgagor hereby represents, covenants and warrants to Mortgagee as follows.

         1.1. Title to Property. The Mortgagor warrants its title to the Property, subject only to the Permitted Encumbrances.

         1.2. Authority; No Encumbrances. The Property is now free and clear of all encumbrances whatsoever except Permitted Encumbrances, and the Mortgagor has good right and lawful authority to mortgage and convey the same in the manner and form hereby mortgaged and conveyed.

         1.3. Governmental Filings. Other than the recording of this Mortgage and the filing of financing statements with the appropriate recording and filing offices in the state where the Property is located, no approval, authorization or other action by, or filing with, any federal, state, or local commission, board or agency, is required under existing law in connection with the execution and delivery by Mortgagor of this Mortgage.

         1.4. No Leases. Except as set forth on Exhibit B, there are presently in effect no leases of the Property or any part thereof.

         1.5. Absence of Litigation. There are no actions, suits, proceedings or investigations, including, without limitation, condemnation and eminent domain proceedings, pending or, to the best of Mortgagor's knowledge, threatened, against or affecting the Property, or which may involve or affect the validity of this Mortgage, and Mortgagor is not in default with respect to any order, writ, injunction, decree or demand of any court or any administrative agency or governmental authority affecting the Property or the use thereof.

         1.6. Compliance with Law. The Property, in all material respects, is in compliance with all applicable laws and governmental regulations, including but not limited to those governing zoning, land use, subdivision control, health, safety, fire protection and protection of the environment.

                      2. CERTAIN COVENANTS AND CONDITIONS.

         The Mortgagor covenants and agrees as follows.

         2.1. Governmental Charges. Mortgagor shall pay before the same become delinquent all taxes, charges, sewer use fees, water rates and assessments of every name and nature, whether or not assessed against Mortgagor, if applicable or related to the Property, or any interest therein, or applicable or related to any of the Obligations, which, if unpaid, might by law become a lien or charge upon all or any part of the Property; provided, however, that so long as no distraint, foreclosure sale or other levy upon or transfer with respect to the Property or any part thereof shall have been effected or threatened, Mortgagor shall not be required to pay any such taxes, charges, fees, rates and assessments by reason of this (S)2.1 if (i) the amount, applicability or validity thereof is currently being contested by Mortgagor in good faith by appropriate legal proceedings, (ii) such contest operates to suspend enforcement of compliance with and/or collection thereof, (iii) Mortgagor shall have set aside on its books reserves (segregated to the extent required by sound accounting principles and practices) reasonably deemed by Mortgagee to be adequate with respect thereto, and (iv) if requested by Mortgagee, Mortgagor shall provide to Mortgagee a bond or other security of such nature and in such amount as Mortgagee deems sufficient as security for payment thereof.

         2.2. Provision for Payment of Governmental Charges and Other Obligations. To assure the payment of all taxes, charges, sewer use fees, water rates, ground rents and assessments of every name and nature, or any other obligations which may have or acquire priority over this Mortgage, and which are assessed or payable with reference to the Property, upon the occurrence of an Event of Default, Mortgagor, if so requested by Mortgagee, shall deposit with Mortgagee, on the first day of each month, a sum determined by Mortgagee to be sufficient to provide, in the aggregate, a fund adequate to pay any such amounts at least ten (10) days before the same become delinquent; and whenever Mortgagee determines sums accumulated under the provisions of this (S)2.2 to be insufficient to meet the obligation for which such deposits were made, Mortgagor shall pay, on the demand of Mortgagee, any amount required to cover the deficiency therein. Every such deposit may, at the option of Mortgagee, be applied directly against the obligation with reference to which it was made, or, to the fullest extent permissible according to law, any other obligation of Mortgagor secured hereby. Such deposits may, to the fullest extent permitted by law, be commingled with other assets of Mortgagee and, in the discretion of Mortgagee, invested by Mortgagee for its own account, without any obligation to pay income from such investment, or interest on such deposits, to Mortgagor, or to account to Mortgagor for such income in any manner.

         2.3. Maintenance of Property; Alterations. Mortgagor shall keep and maintain the Property in good condition, repair and working order, damage from casualty expressly not excepted, shall make all such needful and proper repairs, replacements, additions and improvements thereto as shall be necessary for the proper conduct of its business thereon, and shall not permit or commit waste on the Property. Mortgagor shall not permit removal or structural alteration of anything which constitutes a part of the Property without the consent of Mortgagee, which consent shall not be unreasonably withheld, conditioned or delayed. The Mortgagor may remove personal property or fixtures which have become obsolete, provided that Mortgagor shall substitute personal property or fixtures of equal utility and equal or greater value for the items so removed. The Mortgagor shall have the right at all times to make or permit such alterations, improvements or new construction, structural or otherwise, (herein sometimes called collectively "alterations"), of or on the Property to be made in all cases subject to the following conditions:

                  (a) all work done in connection with any alterations shall be done promptly and in a first-class and workmanlike manner;

                  (b) the cost of all alterations shall be paid promptly so as to keep the Property free of all liens;

                  (c) no alterations of any kind shall be made to the Property which shall change the use or reduce the value of the Property in any respect; and

                  (d) no alteration involving an estimated cost of materials and construction labor as estimated by a licensed architect or contractor reasonably approved by the Mortgagor in excess of $1,000,000 shall be undertaken without the prior written consent of Mortgagee, which shall not be unreasonably withheld, conditioned or delayed.

Mortgagor shall permit Mortgagee to enter the Property at any reasonable time to determine whether Mortgagor is in compliance with its obligations under this Mortgage. All construction on the Property shall comply with, and each and every part of the Property shall be maintained and used in accordance with, all applicable federal, state and local laws and governmental regulations, and any lawful private restrictions or other requirements or provisions, relating to the maintenance or use thereof.

         2.4. Insurance. The Mortgagor agrees, at Mortgagor's sole cost and expense, to keep the Property insured at all times throughout the term of this Mortgage with policies of insurance as follows:

                  (a) property or physical hazard insurance on an "all risks" basis, with broad form flood and earthquake coverages, and building code, valuable papers, extra expenses, extended period of indemnity and electronic data processing coverages, with a full replacement cost endorsement (including builder's risk during any period or periods of time that construction or remodeling is being performed on the Property) and an "agreed amount" clause, in an amount equal to 100% of the full replacement cost of all improvements (excluding only the reasonable value of footings and foundations) and Mortgagor's contents therein, such amount to be determined annually by an insurer or qualified appraiser selected and paid for by Mortgagor and acceptable to Mortgagee, and in any event in an amount sufficient to prevent Mortgagor from incurring any coinsurance liability; and

                  (b) if at any time the Property or any portion thereof is located in a "Flood Hazard Area" pursuant to the Flood Disaster Protection Act of 1973 (or any successor thereto), flood insurance in such total amount as Mortgagee shall reasonably require from time to time (or the maximum amount available, if less); and

                  (c) insurance with respect to other insurable risks and coverages relating to the Property (including, without limitation, commercial general liability insurance (broad form), boiler insurance, builder's risk insurance and worker's compensation insurance) in such amounts and containing such terms and conditions as Mortgagee may reasonably require from time to time.

         The Mortgagor shall deposit certified copies of all insurance policies (or certificates thereof acceptable to Mortgagee) providing coverage applicable to the Property, whether or not required by this Mortgage, with Mortgagee forthwith after the binding thereof, and shall deliver to Mortgagee new policies (or certificates acceptable to Mortgagee) for any insurance about to expire at least thirty (30) days before such expiration. All such insurance policies (other than liability policies) shall be first payable in case of loss to Mortgagee by means of a standard non-contributory mortgagee clause, shall be written by such companies, on such terms, in such form and for such periods and amounts as Mortgagee shall from time to time approve, shall be primary and without right of contribution from other insurance which may be available, shall waive any right of setoff, counterclaim, subrogation, or any deduction in respect of any liability of Mortgagor and Mortgagee, shall provide that with respect to Mortgagee, the insurance shall not be invalidated by any action or inaction by Mortgagor including without limitation any representations made by Mortgagor in the procurement of such insurance, and shall provide that such policies shall not be canceled or amended without at least thirty (30) days prior written notice to Mortgagee. All liability insurance policies shall include Mortgagee as an additional insured. All such insurance policies shall provide that all losses thereunder shall be adjusted by (but not disbursed to) Mortgagor, so long as no Event of Default has occurred, provided, however, that in no event shall Mortgagor approve or consent to any final adjustment in an amount exceeding One Million and 00/100 Dollars ($1,000,000.00) without obtaining Mortgagee's prior written approval of the amount of such adjustment, and after an Event of Default has occurred, Mortgagor shall not consent to a final adjustment in any amount without obtaining Mortgagee's prior written approval. After the occurrence of an Event of Default, Mortgagor hereby grants Mortgagee full power and authority as irrevocable attorney-in-fact of Mortgagor to cancel or transfer such insurance, to collect and endorse any checks issued in the name of Mortgagor and to retain any premium and to apply the same to the Obligations secured hereby. In the event of a conflict between the insurance provisions and requirements set forth in the Credit Agreement and the insurance provisions and requirements set forth in this Mortgage, the provisions and requirements in the Credit Agreement will prevail.

         2.5. Casualties and Takings. All proceeds of any property or hazard insurance or awards of damages on account of any taking or condemnation for public use of or injury to the Property shall (a) so long as no Default or Event of Default has occurred and is continuing, be disbursed to the Mortgagor and applied by Mortgagor in the manner provided in (S)3.2(b) of the Credit Agreement, and (b) in all other circumstances, be held by Mortgagee as cash collateral for the Obligations.

         2.6. Notice of Condemnation. Mortgagor, immediately upon obtaining knowledge of the institution of any proceeding for the condemnation of the Property or any portion thereof, shall notify Mortgagee of the pendency of such proceeding. The Mortgagee may participate in such proceeding, and Mortgagor from time to time shall deliver to Mortgagee all instruments requested by Mortgagee to permit such participation.

         2.7. Leases; Assignments; Subordination. Mortgagor shall not lease the Property or any part thereof without the prior written consent of Mortgagee. If Mortgagor shall enter into a lease with the consent of Mortgagee, Mortgagor shall faithfully keep, observe and satisfy all the obligations on the part of the lessor to be kept, performed and satisfied under every lease from time to time in force with reference to the Property and accept any rentals for more than one month in advance. Mortgagor hereby assigns to Mortgagee all rents and profits under any and all leases of the Property, provided, however, that Mortgagor shall be entitled to retain such rents and profits until an Event of Default shall have occurred. At any time on written notice from Mortgagee, Mortgagor shall submit to Mortgagee for examination all such leases and on the demand of Mortgagee, shall execute and deliver a separate instrument collaterally assigning any or all such leases, or the rents and profits thereof, in form satisfactory to Mortgagee. The Mortgagee shall have the right, by the execution of suitable written instruments from time to time, to subordinate this Mortgage, and the rights of Mortgagee hereunder, to any lease or leases from time to time in force with reference to the Property, and, on the execution of any such instrument, this Mortgage shall be subordinate to the lease for which such subordination is applicable with the same force and effect as if such lease had been executed and delivered, and a notice thereof recorded to the extent required to give notice to third persons, prior to the execution, delivery and recording of this Mortgage.

         2.8. Prior Mortgages. If this Mortgage, by its terms, is now, or at any time hereafter, becomes subject or subordinate to a prior mortgage, Mortgagor shall fully perform its obligations under such prior mortgage and shall not, without the consent of Mortgagee, agree to the modification, amendment or extension of the terms or conditions of such prior mortgage. Nothing contained in this (S)2.8 is intended, nor shall it be deemed, to constitute consent by Mortgagee to a subordination of the lien of this Mortgage.

         2.9. Encumbrances. Mortgagor shall not create or permit to be created or permit to exist any encumbrance on the Property (other than any lien for property taxes not yet due and payable and the Permitted Encumbrances) even if such encumbrance is inferior to this Mortgage, without the prior express written consent of Mortgagee.

         2.10. Transfers of Ownership. Mortgagor shall not sell or permit any transfer of any interest in the Property, or any part thereof, without the prior written consent of Mortgagee, except as expressly permitted by the Credit Agreement.

         2.11. Priority of Lien; After-Acquired Property. This Mortgage is and will be maintained as a valid mortgage lien on the Property subject only to the Permitted Encumbrances. All property of every kind acquired by Mortgagor after the date hereof which, by the terms hereof, is required or intended to be subjected to the lien of this Mortgage shall, immediately upon the acquisition thereof by Mortgagor, and without any further mortgage, conveyance, assignment or transfer, become subject to the lien of this Mortgage. The Mortgagor will do, execute, acknowledge and deliver all and every such further conveyances, mortgages, and assurances as Mortgagee shall reasonably require for accomplishing the purposes of this Mortgage. If any action or proceeding shall be instituted to recover possession of the Property or for the foreclosure of any other mortgage or Mortgage or for any other purpose affecting the Property or this Mortgage, Mortgagor will immediately, upon service thereof on or by Mortgagor, deliver to Mortgagee a true copy of each precept, petition, summons, complaint, notice of motion, order to show cause, and all other process, pleadings and papers, however designated, served in any such action or proceeding.

         2.12. Fixtures and Equipment; Financing Statement. This Mortgage constitutes a security agreement under the Uniform Commercial Code, and Mortgagor hereby grants to Mortgagee to secure the payment and performance of the Obligations and also to secure the performance of all agreements and covenants herein contained, a security interest in all fixtures, Building Service Equipment and any other property included in the Property, now owned or hereafter acquired by Mortgagor, which might otherwise be deemed "personal property" (and all accessions thereto and the proceeds thereof). Some of such "personal property" is now or is to become fixtures on the Premises. Mortgagor covenants and agrees that, upon the subsequent acquisition of fixtures, Building Service Equipment or such personal property included in the Property, it will provide to Mortgagee such further assurances as may be required by Mortgagee to establish Mortgagee's first and prior security interest in such fixtures, Building Service Equipment and property. IT IS INTENDED BY MORTGAGOR AND MORTGAGEE THAT THIS MORTGAGE BE EFFECTIVE AS A FINANCING STATEMENT FILED WITH THE REAL ESTATE RECORDS AS A FIXTURE FILING. For this purpose, Mortgagor is the "debtor" and Mortgagee is the "secured party." A mailing address for the Mortgagor and an address of Mortgagee from which information concerning the security interest may be obtained are set forth in the introductory paragraph of this Mortgage. Mortgagor shall execute, deliver and cause to be recorded and filed from time to time with all necessary public offices, at Mortgagor's sole cost and expense, continuances and such other instruments as will maintain Mortgagee's priority of security in all fixtures, Building Service Equipment and other personal property included in the Property. The remedies for any violation of the covenants, terms and conditions of the security agreement herein contained shall be (i) as prescribed herein, or
(ii) as prescribed by general law, or (iii) as prescribed by the specific statutory consequences now or hereafter enacted and specified in said Uniform Commercial Code, all at Mortgagee's sole election.

         2.13. Environmental Assessments. At any time after an Event of Default shall have occurred, or, whether or not an Event of Default shall have occurred, at any time after Mortgagee shall receive notice of a Release or threatened Release of Hazardous Substances from Mortgagor, or shall have received notice from any other source reasonably deemed reliable by Mortgagee that a Release of Hazardous Substances may have occurred, Mortgagee may at its election after five
(5) days prior notice to Mortgagor obtain one or more environmental assessments of the Property prepared by a geohydrologist, an independent engineer or other qualified consultant or expert reasonably approved by Mortgagee evaluating or confirming (i) whether any Hazardous Substances are present in the soil or water at or adjacent to the Property, and (ii) whether the use and operation of the Property comply with all applicable Environmental Laws (as hereinafter defined). Environmental assessments may include detailed visual inspections of the Property including, without limitation, any and all storage areas, storage tanks, drains, dry wells and leaching areas, and the taking of soil samples, surface water samples and ground water samples, as well as such other investigations or analyses as are necessary or appropriate for a complete determination of the compliance of the Property and the use and operation thereof with all applicable Environmental Laws. All such environmental assessments shall be at the sole cost and expense of Mortgagor.

                            3. DEFAULT AND REMEDIES.

         3.1. Default; Acceleration of Obligations. Subject to the terms of the Credit Agreement, if an Event of Default shall occur and be continuing, then Mortgagee may exercise the remedies provided under this Mortgage, under the Credit Agreement, under any and all other instruments and documents providing security for the

Obligations, or under the laws of the state where the Property is situated, or any one or more of such remedies.

         3.2. Remedies Cumulative. No remedy herein conferred on Mortgagee is intended to be exclusive of any other remedy and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing.

         3.3. Right of Mortgagee to Cure an Event of Default. Subject to the provisions of the Credit Agreement, if an Event of Default shall occur and be continuing, Mortgagee shall have the right, but without any obligation so to do, upon fifteen (15) days prior written notice to Mortgagor (except in the event of an emergency, in which case the Mortgagee may act immediately), to cure such default for the account of Mortgagor and to make any payment or take any action necessary to effect such cure. Without limiting the generality of the foregoing, Mortgagor hereby authorizes Mortgagee to pay all taxes, sewer use fees, water rates and assessments, with interest, costs and charges accrued thereon, which may at any time be a lien upon the Property, or any part thereof; to pay the premiums for any insurance required hereunder; to incur and pay reasonable expenses in protecting its rights hereunder and the security hereby granted; and to pay any balance due under any security agreement on any fixtures and equipment included as a part of the Property; and the payment of all amounts so incurred shall be secured hereby as fully and effectually as any other obligation of Mortgagor secured hereby. If Mortgagee shall make any payment or take action in accordance with this (S)3.3, Mortgagee will give to Mortgagor written notice of the making of any such payment or the taking of any such action. In any such event, Mortgagee and any person designated by Mortgagee shall have, and is hereby granted, the right to enter upon the Property at reasonable times and from any time and from time to time for the purpose of taking any such action, and all monies expended by Mortgagee in connection therewith (including, but not limited to, reasonable legal expenses and disbursements), together with interest thereon at an annual rate of interest equal to the rate applicable to overdue payments under the Credit Agreement (or the highest rate permitted by law, whichever shall be less), from the date of each such expenditure, shall be paid by Mortgagor to Mortgagee forthwith upon demand by Mortgagee, and shall be secured by this Mortgage, and Mortgagee shall have, in addition to any other right or remedy of Mortgagee, the same rights and remedies in the event of non-payment of any such sums by Mortgagor as in the case of a default by Mortgagor in the payment of any installment of principal or interest due and payable under the Credit Agreement.

         3.4. Operation of Property. Subject to the provisions of the Credit Agreement, upon the occurrence of an Event of Default, Mortgagee may hold, lease, manage, operate or otherwise use or permit the use of the Property, either itself or by other persons, firms or entities, in such manner, for such time and upon such other terms as Mortgagee may deem to be prudent and reasonable under the circumstances (making such repairs, alterations, additions and improvements thereto and taking any and all other action with reference thereto, from time to time, as Mortgagee shall deem necessary or desirable), and apply all rents, profits and other amounts collected in connection therewith in accordance with the other provisions of this Mortgage.

         3.5. Receiver. Subject to the provisions of the Credit Agreement, upon the occurrence of an Event of Default, or any actual or threatened waste to all or any part of the Property, or at any time while a suit is pending to foreclose or reform this Mortgage or to enforce any provision hereof, Mortgagee shall have the right to apply without notice for the appointment of a receiver of all or any part of the Property and the rents and profits thereof, and such receiver shall have all the broad and effective functions and powers anywhere entrusted by a court to a receiver. Mortgagee shall be entitled to the appointment of said receiver forthwith as a matter of absolute right, without regard to the adequacy or inadequacy of the value of the Property or the solvency or insolvency of Mortgagor or any other defendant, and Mortgagor hereby waives any right to object to the appointment of such receiver and expressly consents thereto. The income, profits, rents, issues and revenues from the Property shall be applied by such receiver according to the provisions of this Mortgage and the practice of the court appointing such receiver.

         3.6. Certain Terms of Foreclosure Sale. At any foreclosure sale, any combination, or all, of the Property or security given to secure the indebtedness secured hereby, may be offered for sale for one total price, and the proceeds of such sale accounted for in one account without distinction between the items of security or without assigning to them any proportion of such proceeds, Mortgagor hereby waiving the application of any doctrine of marshaling; and, in case Mortgagee, in the exercise of the power of sale herein given, elects to sell in parts or parcels, said sales may be held from time to time, and the power shall not be fully executed until all of the property or security not previously sold shall have been sold.

         3.7. Uniform Commercial Code. If the provisions of the Uniform Commercial Code are applicable to any property or security given to secure the indebtedness secured hereby which is sold in combination with or as a part of the Property, or any part thereof, at one or more foreclosure sales, any notice required under such provisions shall be fully satisfied by the notice given in execution of the power of sale or other provision in accordance with which the sale of real property pursuant to such foreclosure is held with respect to the Property or any part thereof.

         3.8. Other Mortgage Instruments. The Obligations secured by this Mortgage may also be secured by various other deeds of trust and/or mortgages or both (collectively, including this Mortgage, the "Mortgage Instruments") conveying or encumbering real estate in the state in which the Property is situated and in other jurisdictions. An Event of Default under the Credit Agreement shall be an Event of Default under all Mortgage Instruments. Except as may be expressly stated in this Mortgage or in such other Mortgage Instruments, all the property conveyed or encumbered by the Mortgage Instruments is security for the Obligations secured by the Mortgage Instruments without allocation of any one or more of the parcels or properties serving as security under the Mortgage Instruments to any part of the Obligations. The Mortgagee may act at the same time or at different times to pursue a remedy or remedies under the Mortgage Instruments or under any of them by proceedings

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appropriate to the state in which the property serving as security lies, and no such action shall stay or bar enforcement, or be construed as a waiver of, any remedy of Mortgagee under any other instrument in the same state or jurisdiction or in any other state or jurisdiction.

         3.9. Rights Cumulative. Each right, power and remedy conferred upon Mortgagee by this Mortgage, the Credit Agreement and by all other documents evidencing or securing the Obligations and conferred by law or in equity is cumulative and in addition to every other right, power and remedy herein or therein set forth or otherwise so existing, may be exercised from time to time, as often, and in such order, as may be deemed expedient by Mortgagee, and the exercise or the beginning of the exercise of one right, power or remedy shall not be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy, and no delay or omission of, or discontinuance by, Mortgagee in the exercise of any right, power or remedy accruing hereunder or arising otherwise shall impair any such right, power or remedy, or be construed to be a waiver of any default or acquiescence therein. To constitute a waiver, there must be a writing signed by an officer of Mortgagee and directed to Mortgagor, specifying the waiver.

         In case Mortgagee shall have proceeded to enforce any right or remedy under this Mortgage or the Credit Agreement by foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to Mortgagee, then and in every such case Mortgagor and Mortgagee shall be restored to their former positions and rights hereunder, and all rights, powers and remedies of Mortgagee shall continue as if no such proceeding had been taken. In the event of a breach or default under this Mortgage or under the Credit Agreement or any other document evidencing or securing the Obligations, Mortgagor agrees to pay and to indemnify and hold harmless Mortgagee and the Lenders for all reasonable expenses, attorneys' fees, taxes and other court costs occasioned by such breach or default.

         The Mortgagee, or any successor to the Mortgagee or any purchaser at a foreclosure sale from the Mortgagee or similar Person, shall have the right to cause all rights and obligations of the Mortgagor under or in respect of all executory contracts and agreements to which the Mortgagor is a party and which constitute part of the Collateral to be assumed or rejected pursuant to
(S)365(a) of the Bankruptcy Code as the Administrative Agent or such Person may direct (except to the extent that such obligations were theretofore duly rejected by the Mortgagor), and to cause such rights or obligations to be assigned to the Mortgagee or to such Person pursuant to (S)365(f) of the Bankruptcy Code (assuming that adequate assurance of future performance is given). To the fullest extent permitted by law, the Mortgagor agrees that the Mortgagee and such other Persons shall have the right to effect such assumption, rejection or assignment, all as the Mortgagee or such Persons may direct without further action by the Mortgagor. The Mortgagor hereby agrees to take all such action as the Mortgagee and such other Persons may reasonably request to effect any such assumption, rejection or assignment (including but not limited to, in the case of assumption, the Mortgagee reserving its

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rights under this Section 3.9 to cure any defaults and provide adequate assurance of future performance to the extent that the Mortgagor refuses or otherwise fails to do so). In addition to the rights and remedies described hereunder, the Mortgagee shall have the rights and remedies set forth in (S)13.3 of the Credit Agreement.

                                 4. DEFINITIONS.

         The following terms as used herein shall have the following meanings:

         "Building Service Equipment" shall mean all apparatus, fixtures and articles of personal property owned by Mortgagor now or hereafter attached to or used or procured for use in connection with the operation or maintenance of any building, structure or other improvement located on or included in the Property (except apparatus, fixtures or articles of personal property belonging to lessees or other occupants of such building or to persons other than Mortgagor unless the same be abandoned by any such lessee or other occupant or person), together with any and all replacements thereof and additions thereto.

         "Credit Agreement" shall mean that certain Revolving Credit Agreement dated as of August 16, 2002, by and among Republic Engineered Products LLC, the Mortgagor, the Lenders, the Mortgagee and certain other parties, pursuant to which the Lenders have agreed (a) to make revolving credit advances to the Mortgagor, and to issue letters of credit for the account of the Mortgagor, in an aggregate outstanding principal amount of up to and including $336,000,000.00, as such Credit Agreement is originally executed, or if varied, supplemented, amended or restated from time to time, as so varied, supplemented, amended or restated.

         "Default" shall mean any Default under the Credit Agreement (as therein defined).

         "Environmental Laws" shall mean any and all applicable federal, state and local laws, rules and regulations relating to air quality, environmental control, release of oil, hazardous materials, hazardous wastes and hazardous substances.

         "Event of Default" shall mean any Event of Default under the Credit Agreement (as therein defined).

         "Hazardous Substances" shall have the meaning assigned to it in (S)7.17 of the Credit Agreement.

         "Lenders" shall mean Fleet Capital Corporation and such other lending institutions which are or may become parties to the Credit Agreement.

         "Letter of Credit" shall mean a standby or documentary letter credit issued by a Lender in accordance with, and subject to, the requirements set forth in (S)4.1 of the Credit Agreement.

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

         "Letter of Credit Application" shall mean a letter of credit application on the customary form of Mortgagee.

         "Loan Documents" shall mean the Credit Agreement, the Notes, , the Letters of Credit, the Intercreditor Agreement (as defined in the Credit Agreement), and the Security Documents (as defined in the Credit Agreement).

         "Loans" shall mean the Revolving Credit Loans (as defined in the Credit Agreement).

         "Mortgage" shall have the meaning assigned to it in the recitals to this Mortgage Rider.

         "Mortgage Instruments" shall have the meaning assigned to it in (S)3.8 hereof.

         "Mortgagee" shall mean the grantee or mortgagee named at the beginning of this instrument, any subsequent holder or holders of this Mortgage or the indebtedness secured hereby, or any state or county official engaged in any part of the enforcement of the lien of this Mortgage, and their respective successors and assigns. The word "Mortgagee" as used in this Mortgage Rider shall also mean, if this instrument forms part of a deed of trust, the beneficiary of this Mortgage Instrument and any subsequent owner of the beneficiary's interest in the Property or this Mortgage Instrument.

         "Mortgagor" shall mean the person or persons named at the beginning of this instrument as Mortgagor, and any subsequent owner or owners of the equity of redemption of the Property.

         "Note(s)" shall mean the Revolving Credit Notes (as defined in the Credit Agreement).

         "Obligations" shall mean all indebtedness, obligations and liabilities of any of Republic Engineered Products LLC and its Subsidiaries (as defined in the Credit Agreement), to any of the Lenders and the Mortgagee individually or collectively, existing on the date of the Credit Agreement or arising thereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise, arising or incurred under the Credit Agreement or any of the other Loan Documents or in respect of any of the Loans made or Reimbursement Obligations incurred or any of the Notes, Letter of Credit Application, Letter of Credit, Rate Protection Agreements entered into with any of the Lenders, or any documents, agreements or instruments executed in connection therewith, or other instruments at any time evidencing any thereof.

         "Permitted Encumbrances" shall mean the encumbrances listed on Exhibit B to this Mortgage and incorporated herein by reference as if fully set out herein.

         "Premises" shall mean all that certain tract or parcel of land more particularly described and set forth in Exhibit A attached to this Mortgage and made a part hereof.

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         "Property" shall mean all of the described property, rights, privileges, interests and franchises more particularly described in paragraphs
(a) through (i) below:

                  (a) the Premises;

                  (b) All and singular the tenements, hereditaments, easements, appurtenances, passages (and all waters, water courses and riparian rights, if any), pipes, conduits, electrical and other utility lines, other rights, liberties and privileges thereof or in any way now or hereafter appertaining to the Premises, including any other claim at law or in equity as well as any after acquired title, franchise or license and the reversion and reversions and remainder and remainders thereof, and all of the estate, right, title, claim or demand whatsoever of Mortgagor therein and in the streets, ways and areas adjacent thereto;

                  (c) All buildings and other improvements of every kind and description now or hereafter erected or placed on the Premises or any part thereof owned by the Mortgagor, and all of the right, title and interest of Mortgagor in and to all materials intended for construction, reconstruction, alteration and repairs of such improvements now or hereafter erected thereon, all of which materials shall be deemed to be included within the Premises immediately upon the delivery thereof to the Premises, and all fixtures, Building Service Equipment, and all renewals or replacements thereof or articles in substitution therefor; it being mutually agreed that all the aforesaid property owned or to be owned by Mortgagor and placed by it on the Premises and such buildings and improvements shall, so far as permitted by law, be deemed to be affixed thereto and covered by this Mortgage;

                  (d) All of the estate, right, title and interest now owned or hereafter acquired by Mortgagor in and to any and all sidewalks and alleys, and all strips and gores of land, adjacent to or in connection with the Premises;

                  (e) All present and future leases and licenses of the Premises or of space in the buildings and improvements now or hereafter erected on the Premises (collectively "leases", and individually "lease") and the rents, revenues, income, issues and profits thereunder subject, however, to the right of Mortgagor to receive and use the same and to exercise all rights and privileges as landlord under all of the leases until an Event of Default shall have occurred under this Mortgage, together with all the rights and privileges of the Mortgagor as landlord thereunder;

                  (f) All unearned premiums accrued, accruing or to accrue under any and all insurance policies now or hereafter obtained by the Mortgagor pursuant to the provisions of the Mortgage;

                  (g) All proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or liquidated claims, including, but without limitation, proceeds of insurance provided for in this Mortgage and proceeds of

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

         condemnation awards and awards for restriction of access to, or change of grade of, streets;

                  (h) All transferable building service, building maintenance, construction, management and other similar agreements and contracts, written or oral, express or implied, now or hereafter entered into arising or in any manner related to the construction, design, improvement, use, operation, occupation, enjoyment, sale, conversion or other disposition (voluntary or involuntary) of the Premises, or the buildings and improvements now or hereafter located thereon, or any other interest in the Premises, or any combination thereof, including all property management agreements, sales contracts, contract deposits, earnest money deposits, prepaid items and payments due and to become due thereunder, and further including all payment and performance bonds, construction guaranties, warranties, construction contracts, architects agreements, general contract agreements, design agreements, engineering agreements, technical service agreements, architectural plans and specifications, sewer and water and other utility agreements, permits, approvals, licenses, building permits, service contracts, advertising contracts, purchase orders and equipment leases; and

                  (i) All proceeds and products of the foregoing of every type.

         "Rate Protection Agreements" shall have the meaning assigned to it in the Credit Agreement.

         "Reimbursement Obligation" shall mean the Mortgagor's obligation to reimburse Mortgagee and the Lenders on account of any drawing under any Letter of Credit as provided in ss.5.2 of the Credit Agreement.

         "Release" shall have the meaning specified in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. 9601 et seq. ("CERCLA") and the term "Disposal" (or "disposed") shall have the meaning specified in the Resource Conservation and Recovery Act of 1976, 42 U.S.C. 6901 et seq. ("RCRA") and regulations promulgated thereunder; provided, in the event either CERCLA or RCRA is amended so as to broaden the meaning of any term defined thereby, such broader meaning shall apply as of the effective date of such amendment and provided further, to the extent that the laws of the state where the Property is located establish a meaning for "release" or "disposal" which is broader than specified in either CERCLA or RCRA, such broader meaning shall apply.

                                5. MISCELLANEOUS.

         5.1. Notices. All notices, requests and other communications hereunder shall be made in writing and shall be given in the manner set forth in the Credit Agreement.

         5.2. Successors and Assigns; Joint and Several Liability; Partial Invalidity. All the covenants and agreements of Mortgagor herein contained shall be binding upon Mortgagor and the successors and assigns of Mortgagor. In case any one or more of the provisions of this Mortgage may be found to be invalid, or unenforceable for any reason

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

or in any respect, such invalidity or unenforceability shall not limit or impair enforcement of any other provision thereof.

         5.3. Future Advances; Revolving Credit Advances. This Mortgage shall secure, and constitute a lien upon the Property for, all future advances and revolving credit advances or readvances made by Mortgagee or any of the Lenders under the Credit Agreement at any time or times hereafter, whether or not any reference is made to this Mortgage at the time such advances are made, and all such sums shall be equally secured with and, to the extent permitted by law, have the same priority as the Obligations outstanding as of the date hereof. A portion of the indebtedness evidenced by the Notes is revolving credit indebtedness. The Credit Agreement provides that the principal sum of $336,000,000.00 may be advanced, repaid and readvanced from time to time in accordance with the terms and provisions of the Credit Agreement. Accordingly, the aggregate principal advances during the term of the Credit Agreement may exceed $336,000,000.00; provided, however, at no time shall the aggregate outstanding principal balance exceed $336,000,000.00, except for advances made to protect the lien of this Mortgage as hereinabove provided. Mortgagor agrees that if the outstanding balance of the Credit Agreement, principal and interest, is ever repaid to zero (despite any express prohibition to the contrary contained in the Credit Agreement), the lien and security interest of this Mortgage shall not be deemed released or extinguished by operation of law or implied intent of the parties. This Mortgage shall remain in full force and effect as to any further advances or readvances under the Credit Agreement made after any such zero balance until the Obligations are paid in full, all agreements to make further advances and readvances have been terminated and this Mortgage has been canceled of record. Mortgagor waives the operation of any applicable statute, case law or regulation having a contrary effect. The outstanding principal amount of the indebtedness under the Credit Agreement will bear interest at a variable rate or rates calculated in accordance with the terms and conditions of the Credit Agreement. The Credit Agreement is hereby incorporated into this Mortgage with regard to all references made to it in this Mortgage.

         5.4. Modification. No change, amendment, modification, cancellation or discharge of this Mortgage, or any part hereof, shall be valid unless in writing and signed by the parties hereto or their respective successors and assigns.

         5.5. Captions. Section headings are inserted for convenience of reference only, do not form part of this Mortgage and shall be disregarded for purposes of the interpretation of the terms of this Mortgage.

         5.6. Governing Law. The Credit Agreement shall be governed by and construed in accordance with the laws of the State of New York, but this Mortgage and the perfection and enforcement of the lien and security interest hereunder (and any financing statement filed in connection herewith) shall be governed by and construed and enforced in accordance with the laws of the state in which the Property is situated.

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